ecostim

ENERGY SOLUTIONS

Louisiana Energy Conference

May 31, 2018

(Nasdaq: ESES)





Cautionary Statement

This presentation contains statements about future events and expectations that can be characterized as forward-looking statements, including statements about the Company's plans, strategies and prospects. The use of the words "anticipate," "plan," "seek," "intend," "estimate," "expect," "may," "should," "could," "project," "will," "believe" and similar expressions are intended to identify forward looking statements. Examples of forward-looking statements include, but are not limited to, the Company's statements made relating to: (i) revenue, earnings, margins, profitability, growth rates, and other financial results for future periods; (ii) future pricing and other conditions in the markets served by the Company; (iii) the Company's efforts and ability to obtain future contracts and customers; (iv) the Company's efforts and ability to renegotiate the terms of its existing contract in Argentina, bid for new contracts in Argentina, or otherwise exit the Company's existing contract in Argentina; (v) the Company's plans for its Argentina business and (vi) the Company's strategy to operate a "superfleet" for its US operations and anticipated results associated with that plan. By their nature, forward-looking statements speak only as of the date they are made; are not statements of historical fact or guarantees of future performance; and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify.

Although the Company believes that the plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, they do involve certain assumptions, risks and uncertainties, and the Company cannot assure you that those expectations will prove to have been correct. Actual results could differ materially from those anticipated in these forward-looking statements as a result of factors described in this presentation and other risks, including the risks identified in the Company's Annual Report on Form 10-K for the period ended December 31, 2017 and other filings with the SEC. Many of these factors are beyond the Company's ability to control or predict. The Company cannot assure you that its future results will meet its expectations and investors are cautioned not to place undue reliance on any forward-looking statement made by the Company or its authorized representatives. All subsequent written and oral forward-looking statements attributable to the Company and persons acting on its behalf are qualified in their entirety by the cautionary statements contained in this paragraph, elsewhere in this presentation, and in the Company's periodic reports on file with the Securities and Exchange Commission. The Company does not have any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained in this presentation or the admission document to reflect any change in the Company's expectations about the statement or any change in events, conditions or circumstances on which the statement is based.

Seasoned Management Team

	Name / Title	Relevant Experience
	**J. Chris Boswell** President, CEO and Co-Founder	• 28+ years senior management oilfield experience
	**Carlos A. Fernandez** Sr. VP, Corp. Development General Mgr., Latin America and Co-Founder	• 35+ years senior management experience in Latin America
	**Barry Ekstrand** Chief Operating Officer	• 35+ years senior management oilfield experience
	**Alexander Nickolatos** Chief Financial Officer and Assistant Secretary	• 16+ years experience in finance and accounting
	**Jim Irsik** VP Operations – Mid-Con	• 35+ years senior management oilfield experience
	**Miguel Di Vincenzo** VP, Sales & Technology	• 28 years oilfield services experience in Latin America
	**Christopher Arntzen** VP & General Counsel	• 20+ years oil and gas legal experience

Established Start-up Operations in 2017 and Positioned for Profitability in 2018

Summary of Key Events in 2017

- Refinanced the company & secured a start up contract in the U.S.
- Diversified the business into two growing markets
- Transitioning away from low margin contracts negotiated at 2016 price levels
- Established strong reputation with YPF and leading independent operator in US
- Working with our customer on ways to drive efficiencies to industry best levels – implementing "super fleet" concept
- Focused now on getting efficiencies up to drive margins to market levels

Integrated Fleet Deployed in the Stack during March 2018



Growth in Total HHP Since 2014



200,000
150,000
100,000
50,000
0
2014
2015 (1)
2016 (1)
2017 (2)
2018 (3)
Argentina
U.S.

(1) Includes 12 turbine pumps (27,000 HHP) requiring ~ $5.0MM to refurbish.
(2) Includes 8 pumps (20,000 HHP) requiring ~$6.5MM to refurbish and the pumps included in (1) above.
(3) Includes pumps in (1) and (2) above

Opportunities in Oklahoma: The STACK and SCOOP Plays

Recent Company Events

- Started operating in the STACK on October 20, 2017 under a one year contract, with customer option for the second year
- Began working in the spot market with a second fleet in March 2018 with limited success. Experienced personnel stretched too thin which limited efficiencies for both fleets
- Primary customer requested heavier concentration of equipment & experienced personnel to drive more efficiency. This led to the creation of our “super fleet” concept
- Super fleet strategy to be implemented starting in early June 2018

STACK / SCOOP Highlights

- The STACK and SCOOP are two of the leading unconventional plays in North America
- The SCOOP condensate and SCOOP oil can deliver on average ~30% ROR, and the STACK oil segment, about a 25% ROR[1]



NEW MEXICO
TEXAS
OKLAHOMA
Canyon Wash
Tonkawa
Granite Wash
NW Cana
STACK
Cana Field
SCOOP
25 Miles

★ - Eco-Stim base of operation

Oklahoma Monthly Rig Count[2]



160
140
120
100
80
60
40
20
0
66 72 77 82 89 102 109 125 121 130 134 131 128 125 121 121 119 120 122
Sep '16 Oct '16 Nov '16 Dec '16 Jan '17 Feb '17 Mar '17 Apr '17 May '17 Jun '17 Jul '17 Aug '17 Sep '17 Oct '17 Nov '17 Dec '17 Jan '18 Feb '18 Mar '18
STACK / SCOOP
Other OK Rigs

(1) Oil and Gas Investor November 18, 2016.
(2) Baker Hughes Rig Count as of March 9, 2018.

Argentina loss generating contract terminated; active and expanding market

Management Commentary

- Transitioning out of loss generating contract in Argentina; expect to have cash flow positive transition period (estimated through July 2018)
- Negotiating with our customer for a new on-call spot market contract following current transition period
- Release from the contract to allow EcoStim to participate in work at higher 2018 pricing levels or potentially relocate assets to the U.S.

Critical Factors for Evaluating Future of Argentina Business

- ✓ Demonstrating strong gross margins for the business following transition period
- ✓ Ability to secure high-return contract for 2019
- ✓ Improved utilization
- ✓ Leverage off strong operational and safety performance

We believe the market position and strong operational track record for EcoStim's business in Argentina holds significant value as that market expands and we are seeking to maximize the returns to our shareholders from this business

Investment Highlights

- ✓ *Poised for growth with frac operations in attractive markets; large multi-year contract opportunities*
- ✓ *Significant discount to peers based on enterprise value to hydraulic horsepower*
- ✓ *Experienced management team with committed investors*
- ✓ *Attractive technologies with natural gas powered pumping units and down hole diagnostics capability*

ecostim

ENERGY SOLUTIONS

2930 W. Sam Houston Pkwy N., Suite 275
Houston, TX 77043

NASDAQ – ESES

www.ecostim-es.com





